UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2006

NorthWestern Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10499	46-0172280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 South Dakota Avenue
Sioux Falls, South Dakota		57104
(Address of principal executive offices)		(Zip Code)

(605) 978-2908
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On January 11, 2006, the Company sent a letter to Harbert Distressed Investment Master Fund, Ltd. responding to a letter of January 5, 2006.  A copy of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

On January 17, 2006, the Company issued a press release announcing that it had sent a letter to Harbert Distressed Investment Master Fund, Ltd. responding to a letter of January 12, 2006.  A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

As discussed therein, the press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company’s other documents filed with the SEC, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01.                                          Financial Statements and Exhibits.

(c)

Exhibit No.	Description
99.1	Letter from NorthWestern Corporation’s Board of Directors dated January 11, 2006.
99.2	Press Release of NorthWestern Corporation dated January 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation

By:

Thomas J. Knapp

Vice President, General Counsel

and Corporate Secretary

Date: January 18, 2006

Index to Exhibits

Exhibit No.	Description
99.1	Letter from NorthWestern Corporation’s Board of Directors dated January 11, 2006.
99.2	Press Release of NorthWestern Corporation dated January 17, 2006